UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Existing Private Placement Shelf Facilities

On June 23, 2020, Henry Schein, Inc. (the “Company”) amended its (i) Second Amended and Restated Multicurrency Private Shelf Agreement, dated as of June 29, 2018, by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential affiliate which becomes party thereto, (ii) Second Amended and Restated Master Note Facility, dated as of June 29, 2018, by and among the Company, NYL Investors LLC (as successor in interest to New York Life Investment Management LLC) (“New York Life”) and each New York Life affiliate which becomes party thereto, and (iii) Second Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of June 29, 2018, by and among the Company, Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (as successor in interest to MetLife Investment Advisors Company, LLC) (“MLIAC,” and together with MLIC, “MetLife”) and each MetLife affiliate which becomes party thereto (the amendments listed in clauses (i) through (iii) above, collectively, the “Private Shelf Amendments”), in each case, to, among other things, (A) extend the scheduled facility termination dates to June 23, 2023, (B) temporarily modify the financial covenant from being based on total leverage ratio to net leverage ratio until March 31, 2021, (C) increase the maximum maintenance leverage ratio through March 31, 2021, but with a 1.00% interest rate increase on the outstanding notes if the net leverage ratio exceeds 3.0x, which will remain in effect until the Company delivers financials for a four-quarter period ending on or after June 30, 2021 showing compliance with the total leverage ratio requirement, and (D) make certain other changes conforming to the Revolving Credit Agreement, dated as of April 18, 2017 (as amended by that certain First Amendment, dated as of June 29, 2018, and that certain Second Amendment, dated as of April 17, 2020), by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto.

The above description of the Private Shelf Amendments is not complete and is qualified in its entirety by the actual terms of the Private Shelf Amendments, copies of which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and are incorporated herein by reference.

Amendments to Existing Receivables Purchase Agreement

On June 22, 2020, the Company amended its Receivables Purchase Agreement, dated as of April 17, 2013 (as amended by that certain Omnibus Amendment No. 1, dated as of July 22, 2013, that certain Omnibus Amendment No. 2, dated as of April 21, 2014, that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of September 22, 2014, that certain Amendment No. 2 to Receivables Purchase Agreement, dated as of April 14, 2015, that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 1, 2016, that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of July 6, 2017, and that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of March 13, 2019), by and among the Company, as servicer, HSFR, Inc., as seller, the existing lender, as agent and the various purchaser groups from time to time party thereto, to, among other things, extend the scheduled facility termination date to June 12, 2023 and adjust certain covenant levels, in particular for the second and third quarters of 2020 (the “Receivables Amendment”).

The foregoing description of the Receivables Amendment in this Form 8-K is not complete and is qualified in its entirety by the actual terms of the Receivables Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 25, 2020, the Company issued a press release announcing the Private Shelf Amendments and the Receivables Amendment.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Such press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1

First Amendment to Second Amended and Restated Multicurrency Private Shelf Agreement, dated as of June 23, 2020, by and among the Company, PGIM, Inc. and each Prudential affiliate which becomes party thereto

4.2	First Amendment to Second Amended and Restated Master Note Facility, dated as of June 23, 2020, by and among the Company, NYL Investors LLC and each New York Life affiliate which becomes party thereto

4.3

First Amendment to Second Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of June 23, 2020, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Management, LLC and each MetLife affiliate which becomes party thereto

10.1

Amendment No. 6 dated as of June 22, 2020, to the Receivables Purchase Agreement, dated as of April 17, 2013, by and among the Company, as servicer, HSFR, Inc., as seller, Lender, as agent and the various purchaser groups from time to time party thereto, as amended

Exhibit 99.1	Press Release dated June 25, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: June 25, 2020	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and General Counsel